Exhibit 99.1

Baker Tilly US, LLP 3655 Nobel Dr; Ste 300 San Diego, CA 92122 United States of America T: +1 (858) 597 4100 F: +1 (858) 597 4111 bakertilly.com

May 19, 2021

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Commissioners:

We have read the statements made by Emmaus Life Sciences, Inc., which we understand will be filed with the Securities and Exchange Commission, pursuant to Item 304(a)(1) of Regulation S-K, as part of Item 4.01 of Form 8-K of Emmaus Life Sciences, Inc. dated May 19, 2021. We agree with the statements concerning our Firm contained therein.

Very truly yours.

/s/ Baker Tilly US, LLP

San Diego, California

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